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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): January 18, 2005
                                                       (January 18, 2005)

             ---------------------------------------------------

                             TrustCo Bank Corp NY

            (Exact name of registrant as specified in its charter)

                                   New York
                (State or other jurisdiction of incorporation)

              0-10592                                  14-1630287
      (Commission File Number)              (IRS Employer Identification No.)

             ---------------------------------------------------

                 5 Sarnowski Drive, Glenville, New York 12305
             (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (518) 377-3311


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


TrustCo Bank Corp NY


Item 2.02      Results of Operations and Financial Condition

               On January 18, 2005, TrustCo Bank Corp NY
               ("Trustco") issued two press releases with fourth quarter and full year 2004 results for the period ending December 31, 2004. Attached is a copy of each press release labeled as Exhibits 99(a) and 99(b).


Item 9.01      Financial Statements and Exhibits

               (c) Exhibits

               Reg S-K Exhibit No.           Description

               99(a) Highlights Press Release dated January 18, 2005, for the period ending December 31, 2004, regarding fourth quarter and full year 2004 results.

               99(b) Press Release dated January 18, 2005, for the period ending December 31, 2004, regarding fourth quarter and full year 2004 results.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 18, 2005


                                          TrustCo Bank Corp NY
                                          (Registrant)


                                          By: /s/ Robert T. Cushing
                                              ----------------------------
                                              Robert T. Cushing
                                              Executive Vice President and
                                              Chief Financial Officer

                                Exhibits Index

The following exhibits are filed herewith:

Reg S-K Exhibit No.        Description                                Page
-------------------        --------------------------------        ----------
      99(a)                Highlights Press Release of                 5
                           January 18, 2005, for the period
                           ending December 31, 2004,
                           regarding fourth quarter and
                           full year 2004 results.

      99(b)                Press Release of January 18,               6-13
                           2005, for the period ending
                           December 31, 2004, regarding
                           fourth quarter and full year
                           2004 results.

TRUSTCO                                                          Exhibit 99(a)
Bank Corp NY                                                      News Release

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5 Sarnowski Drive, Glenville, New York 12302
(518) 377-3311 Fax: (518) 381-3668

Subsidiary: Trustco Bank

Contact:    Robert M. Leonard
            Administrative Vice President
            (518) 381-3693

FOR IMMEDIATE RELEASE: Glenville, New York - January 18, 2005


TrustCo Bank Corp NY
(dollars in thousands, except per share data)


                                                                 2004                            2003
                                                                 ------------------------------------

Three Months Ended December 31:
         Net Income                                       $    12,823                          12,144
         Provision for Loan Losses                                  -                             300
         Net Securities Transactions                            1,318                            (259)

Weighted Average Equivalent Shares Outstanding:
         Basic                                             74,385,000                      74,329,000
         Diluted                                           75,172,000                      75,384,000

Net Income per Share:
         Basic                                            $     0.172                           0.163
         Diluted                                                0.171                           0.161
                                                                =====                           =====
Twelve Months Ended December 31:
         Net Income                                       $    56,540                          53,031
         Provision for Loan Losses                                450                           1,200
         Net Securities Transactions                           13,712                           9,807

Weighted Average Equivalent Shares Outstanding:
         Basic                                             74,278,000                      74,337,000
         Diluted                                           75,081,000                      75,306,000

Net Income per Share:
         Basic                                            $     0.761                           0.713
         Diluted                                                0.753                           0.704
                                                                =====                           =====

Period End:
Total Assets                                                2,863,834                       2,778,119
Total Nonperforming Loans                                       3,167                           3,260
Total Nonperforming Assets                                      3,167                           3,260
Allowance for Loan Losses                                      49,384                          48,739
Allowance as a Percentage
  of Total Loans                                                 3.98%                           4.17%


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


TRUSTCO                                                          Exhibit 99(b)
Bank Corp NY                                                      News Release

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5 Sarnowski Drive, Glenville, New York 12302
(518) 377-3311 Fax: (518) 381-3668

Subsidiary: Trustco Bank                                        NASDAQ -- TRST

Contact:    Robert M. Leonard
            Administrative Vice President
            (518) 381-3693

FOR IMMEDIATE RELEASE:

                        TrustCo Announces Record High
                    4th Quarter and Full Year 2004 Results

Glenville, New York - January 18, 2005 - TrustCo Bank Corp NY (TrustCo,
Nasdaq: TRST) today announced record results for 2004. Net income for 2004 was $56.5 million, an increase of $3.5 million or 6.6% over net income of $53.0 million for 2003. Diluted earnings per share were $0.753 for 2004, an increase of 7.0% compared to $0.704 diluted earnings per share in 2003. Return on average equity and return on average assets were 26.65% and 2.00% respectively for 2004 and 26.21% and 1.96% respectively for 2003.

Net income for the fourth quarter of 2004 was $12.8 million, an increase of 5.6% from the $12.1 million reported in the fourth quarter of 2003. Diluted earnings per share were $0.171 for the quarter, or 6.2% greater than the $0.161 per share reported in the fourth quarter of 2003. Return on average equity and return on average assets were 22.73% and 1.79% respectively for the fourth quarter of 2004.

Robert J. McCormick, President and Chief Executive Officer, commented on the strong results, "The results for the fourth quarter and for all of 2004 were on target with our plans for the year, and establish a strong foundation to move forward into 2005."

Continuing our previously announced growth initiative, TrustCo opened five offices in 2004. Osprey and Sarasota, our first two branches on the west coast of Florida, Wappingers Falls, our third office in Dutchess County, New York, and Valatie and Slingerlands, both in the Capital Region. "These new offices are doing well, and should provide TrustCo with growth into the future," McCormick said.

TrustCo is a $2.9 billion bank holding company and through its subsidiary, Trustco Bank, operates 74 offices in New York, Vermont, and Florida. In addition, the bank operates a full service Trust Department that has $992 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

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


Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements containing future events or performance and assumptions and other statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.


                                    # # #

TRUSTCO BANK CORP NY
GLENVILLE, NY


FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share data)


                                                                       Three Months Ended
                                                          12/31/04          09/30/04             12/31/03

Summary of operations
   Net interest income (TE)                                $26,283            26,385               26,869
   Provision for loan losses                                     -               150                  300
   Net securities transactions                               1,318             4,620                 (259)
   Noninterest income                                        4,561             4,370                4,349
   Noninterest expense                                      12,475            11,483               11,639
   Net income                                               12,823            15,213               12,144

Per common share
   Net income per share:
          - Basic                                           $0.172             0.205                0.163
          - Diluted                                          0.171             0.203                0.161
   Cash dividends                                            0.150             0.150                0.150
   Tangible book value at period end                          3.02              3.02                 3.06
   Market price at period end                                13.79             12.82                13.15

At period end
   Full time equivalent employees                              511               479                  488
   Full service banking offices                                 74                71                   69

Performance ratios
   Return on average assets                                   1.79%             2.12                 1.78
   Return on average equity <F1>                             22.73             28.69                25.31
   Efficiency <F2>                                           41.25             36.78                37.57
   Net interest spread (TE)                                   3.59              3.61                 3.86
   Net interest margin (TE)                                   3.83              3.83                 4.08
   Dividend payout ratio                                     87.30             73.11                91.61

Capital ratios at period end <F3>
   Total equity to assets                                     7.74%             7.58                 7.45
   Tier 1 risk adjusted capital                              17.09             16.80                16.54
   Total risk adjusted capital                               18.37             18.08                17.82

Asset quality analysis at period end
   Nonperforming loans to total loans                         0.26%             0.26                 0.28
   Nonperforming assets to total assets                       0.11              0.11                 0.12
   Allowance for loan losses to total loans                   3.98              4.10                 4.17
   Coverage ratio <F4>                                        15.6X             15.7X                15.0X


<F1> Average equity excludes the effect of the market value adjustment for securities available for sale.

<F2> Calculated as noninterest expense (excluding ORE income/expense, amortization of intangibles and nonrecurring charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).

<F3> Capital ratios exclude the effect of the market value adustment for securities available for sale.

<F4> Calculated as allowance for loan losses divided by total nonperforming loans.

TE = Taxable equivalent.



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



FINANCIAL HIGHLIGHTS, Continued


                                                              Twelve Months Ended
                                                          12/31/04          12/31/03

Summary of operations
   Net interest income (TE)                               $105,024           102,752
   Provision for loan losses                                   450             1,200
   Net securities transactions                              13,712             9,807
   Noninterest income                                       18,253            19,842
   Noninterest expense                                      48,165            48,486
   Net income                                               56,540            53,031

Per common share
   Net income per share:
          - Basic                                           $0.761             0.713
          - Diluted                                          0.753             0.704
   Cash dividends                                            0.600             0.600
   Tangible book value at period end                          3.02              3.06
   Market price at period end                                13.79             13.15

Performance ratios
   Return on average assets                                   2.00%             1.96
   Return on average equity <F1>                             26.65             26.21
   Efficiency <F2>                                           38.78             38.33
   Net interest spread (TE)                                   3.63              3.70
   Net interest margin (TE)                                   3.85              3.94
   Dividend payout ratio                                     78.83             83.98


<F1> Average equity excludes the effect of the market value adjustment for securities available for sale.

<F2> Calculated as noninterest expense (excluding ORE income/expense, amortization of intangibles and nonrecurring charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).

TE = Taxable equivalent.



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



CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(dollars in thousands)


                                                                                      12/31/04                   12/31/03

ASSETS
  Loans, net                                                                        $1,190,681                  1,113,527
  Securities available for sale                                                        895,989                  1,176,926
  Federal funds sold and other short-term investments                                  642,208                    355,257
                                                                                    ----------                  ---------

     Total earning assets                                                            2,728,878                  2,645,710

  Cash and due from banks                                                               54,222                     56,425
  Bank premises and equipment                                                           22,479                     20,168
  Other assets                                                                          58,255                     55,816
                                                                                    ----------                  ---------

     Total assets                                                                   $2,863,834                  2,778,119
                                                                                    ==========                  =========

LIABILITIES
  Deposits:
     Demand                                                                           $237,423                    197,116
     Interest-bearing checking                                                         336,538                    334,038
     Savings                                                                           820,593                    780,862
     Money market                                                                      155,299                    159,645
     Certificates of deposit
       (in denominations of $100,000 or more)                                          178,021                    170,423
     Other time deposits                                                               799,228                    777,726
                                                                                    ----------                  ---------

       Total deposits                                                                2,527,102                  2,419,810

  Short-term borrowings                                                                 77,979                     90,608
  Long-term debt                                                                           114                        239
  Other liabilities                                                                     32,807                     40,700
                                                                                    ----------                  ---------

     Total liabilities                                                               2,638,002                  2,551,357

SHAREHOLDERS' EQUITY                                                                   225,832                    226,762
                                                                                    ----------                  ---------
     Total liabilities and
       shareholders' equity                                                         $2,863,834                  2,778,119
                                                                                    ==========                  =========

Number of common shares
  outstanding, in thousands                                                             74,540                     73,946



CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)


                                                                                Three Months Ended
                                                                   12/31/04           09/30/04             12/31/03

Interest income
     Loans                                                          $19,340             18,644               19,414
     Investments                                                     13,504             14,509               14,456
     Federal funds sold and other short term investments              2,476              1,798                1,074
                                                                    -------             ------               ------

          Total interest income                                      35,320             34,951               34,944

Interest expense
     Deposits                                                         9,834              9,541                9,236
     Borrowings                                                         340                256                  143
                                                                    -------             ------               ------

          Total interest expense                                     10,174              9,797                9,379
                                                                    -------             ------               ------

          Net interest income                                        25,146             25,154               25,565

Provision for loan losses                                                 -                150                  300
                                                                    -------             ------               ------
          Net interest income after
            provision for loan losses                                25,146             25,004               25,265

Net securities transactions                                           1,318              4,620                 (259)
Noninterest income                                                    4,561              4,370                4,349
Noninterest expense                                                  12,475             11,483               11,639
                                                                    -------             ------               ------

Income before income taxes                                           18,550             22,511               17,716
Income tax expense                                                    5,727              7,298                5,572
                                                                    -------             ------               ------

Net income                                                          $12,823             15,213               12,144
                                                                    =======             ======               ======

Net income per share:
          - Basic                                                    $0.172              0.205                0.163
          - Diluted                                                   0.171              0.203                0.161

Avg equivalent shares outstanding, in thousands:
          - Basic                                                    74,385             74,244               74,329
          - Diluted                                                  75,172             74,980               75,384
                                                                    =======             ======               ======


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



CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)


                                                                                   Twelve Months Ended
                                                                               12/31/04           12/31/03

Interest income
     Loans                                                                      $75,194             87,614
     Investments                                                                 56,917             43,862
     Federal funds sold and other short term investments                          6,674              5,654
                                                                                -------            -------

          Total interest income                                                 138,785            137,130

Interest expense
     Deposits                                                                    37,776             39,843
     Borrowings                                                                     980                896
                                                                                -------            -------

          Total interest expense                                                 38,756             40,739
                                                                                -------            -------

          Net interest income                                                   100,029             96,391

Provision for loan losses                                                           450              1,200
                                                                                -------            -------
          Net interest income after
            provision for loan losses                                            99,579             95,191

Net securities transactions                                                      13,712              9,807
Noninterest income                                                               18,253             19,842
Noninterest expense                                                              48,165             48,486
                                                                                -------            -------

Income before income taxes                                                       83,379             76,354
Income tax expense                                                               26,839             23,323
                                                                                -------            -------

Net income                                                                      $56,540             53,031
                                                                                =======            =======

Net income per share:
          - Basic                                                                $0.761              0.713
          - Diluted                                                               0.753              0.704

Avg equivalent shares outstanding, in thousands:
          - Basic                                                                74,278             74,337
          - Diluted                                                              75,081             75,306
                                                                                =======            =======


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



CONSOLIDATED AVERAGE STATEMENTS OF FINANCIAL CONDITION
(in thousands)


                                                                               Three Months Ended
                                                                 12/31/04           09/30/04             12/31/03

Total assets                                                   $2,842,123          2,848,267            2,713,458
Shareholders' equity                                              232,450            218,343              210,678
Total loans                                                     1,208,423          1,174,943            1,175,893
Securities available for sale                                   1,030,282          1,093,721            1,039,021
Interest-earning assets                                         2,745,106          2,756,600            2,635,065
Interest-bearing deposits                                       2,274,565          2,275,082            2,200,441
Interest-bearing liabilities                                    2,359,011          2,382,699            2,277,191
Demand deposits                                                   227,780            218,372              196,360





                                                                    Twelve Months Ended
                                                                 12/31/04           12/31/03

Total assets                                                   $2,828,195          2,710,175
Shareholders' equity                                              223,719            225,045
Total loans                                                     1,176,856          1,275,023
Securities available for sale                                   1,057,845            833,905
Interest-earning assets                                         2,729,280          2,606,292
Interest-bearing deposits                                       2,261,716          2,151,565
Interest-bearing liabilities                                    2,362,722          2,259,690
Demand deposits                                                   212,463            189,262


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